Exhibit 31.1
CERTIFICATION

REQUIRED BY RULE 13a-14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934

CERTIFICATION

OF CHIEF EXECUTIVE OFFICER

I, Jeff Hilzinger, certify that:

1. I

have reviewed this quarterly report on Form 10-Q of Marlin Business

Services Corp.;

2. Based

on my knowledge,

this report does

not contain any

untrue statement of

a material fact

or omit to

state a material

fact
necessary to make the statements made, in light of

the circumstances under which such statements were

made, not misleading
with respect to the periods covered by this report;

3. Based

on my knowledge, the

financial statements, and other

financial information included

in this report, fairly

present in all
material respects

the financial

condition, results

of operations

and cash

flows of

the registrant

as of,

and for,

the periods
presented in this report;

4. The

registrant’s other

certifying officer(s)

and I

are responsible

for establishing

and maintaining

disclosure controls

and
procedures (as

defined in

Exchange Act

Rules 13a-15(e) and

15d-15(e)) and

internal control

over financial

reporting (as
defined in Exchange Act Rules 13a-15(f) and 15d-15(f))

for the registrant and have:

a)

Designed such disclosure controls

and procedures, or caused such

disclosure controls and procedures

to be designed
under our

supervision, to

ensure that

material information

relating to

the registrant,

including its

consolidated
subsidiaries, is made known to

us by others within those

entities, particularly during the

periods in which this

report
is being prepared;

b)

Designed such internal control over

financial reporting, or caused such internal

control over financial reporting to be
designed under our

supervision, to provide

reasonable assurance regarding

the reliability of

financial reporting and
the preparation

of financial

statements for

external purposes

in accordance

with generally

accepted accounting
principles;

c)

Evaluated the

effectiveness of

the registrant’s

disclosure controls

and procedures

and presented

in this

report our
conclusions about the effectiveness

of the disclosure controls and

procedures as of the end

of the periods covered by
this report based on such evaluation; and

d)

Disclosed in this

report any change

in the registrant’s

internal control over

financial reporting that

occurred during
the registrant’s

most recent fiscal

quarter (the registrant’s

fourth fiscal quarter

in the case

of an annual

report) that
has materially

affected, or

is reasonably

likely to

materially affect,

the registrant’s

internal control

over financial
reporting; and

5. The

registrant’s other

certifying officer(s)

and I have

disclosed, based on

our most recent

evaluation of internal

control over
financial reporting,

to the

registrant’s auditors

and the

audit committee

of the

registrant’s board

of directors

(or persons
performing the equivalent functions):

a)

All significant

deficiencies and

material weaknesses

in the

design or

operation of

internal control

over financial
reporting which are

reasonably likely

to adversely

affect the

registrant’s ability

to record,

process, summarize

and
report financial information; and

b)

Any fraud, whether or

not material, that involves management

or other employees who have

a significant role in the
registrant’s internal control

over financial reporting.

Date: October 30, 2020

/s/
Jeff Hilzinger

Jeff Hilzinger

Chief Executive Officer

Principal Executive Officer